FORM OF VOTING AGREEMENT


      THIS VOTING AGREEMENT is entered into as of September 7, 2000, by and between EXELIXIS, INC., a Delaware corporation ("Parent"), and
                                                                      ----------
("Stockholder").

                                    RECITALS

      A. Parent, Athens Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Agritope, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Reorganization Agreement") which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

      B. In order to induce Parent and Merger Sub to enter into the Reorganization Agreement, Stockholder is entering into this Voting Agreement.

                                    AGREEMENT

      The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION  1. CERTAIN DEFINITIONS

            For purposes of this Voting Agreement:

            (A) "COMPANY CAPITAL STOCK" shall mean, collectively, the Company Common Stock and the Company Series A Preferred Stock.

            (B) "COMPANY COMMON STOCK" shall mean the common stock, $.01 par value per share, of the Company.

            (C) "COMPANY SERIES A PREFERRED STOCK" shall mean the Series A Preferred Stock, $.01 par value per share, of the Company.

            (D) "EXPIRATION DATE" shall mean the earlier of (i) the date upon which the Reorganization Agreement is validly terminated, or (ii) the date upon which the Merger becomes effective.

            (E) Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Stockholder: (i) is the record owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

            (F) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

            (G) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Capital Stock and all options, warrants, convertible notes and other rights to acquire shares of Company Capital Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Capital Stock and all additional options, warrants, convertible notes and other rights to acquire shares of Company Capital Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

            (H) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.


SECTION 2.  TRANSFER OF SUBJECT SECURITIES

      2.1   TRANSFEREE  OF  SUBJECT  SECURITIES  TO BE BOUND BY THIS  AGREEMENT.
Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected unless each Person to which any of such Subject Securities, or any interest in any of such Subject Securities, is or may be transferred shall have: (a) executed a counterpart of this Voting Agreement and a proxy in the form attached hereto as Exhibit A (with such modifications as Parent may reasonably request); and (b) agreed to hold such Subject Securities (or interest in such Subject Securities) subject to all of the terms and provisions of this Voting Agreement.

      2.2 TRANSFER OF VOTING RIGHTS. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

      2.3 MARGIN ACCOUNTS. In the event that any of the Subject Securities are held in a margin account with a broker-dealer as of the date of this Voting Agreement, Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, if there is a margin call with respect to such margin account, Stockholder shall ensure that sufficient collateral is deposited into such margin account so that the Subject Securities are not sold or otherwise transferred.

SECTION 3.  VOTING OF SHARES

      3.1 VOTING AGREEMENT. Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, at any meeting of stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, Stockholder shall (unless otherwise directed in writing by Parent) cause all outstanding shares of

Company Capital Stock that are Owned by Stockholder as of the record date fixed for such meeting or written consent:

            (A) to be voted in favor of the approval and adoption of the Reorganization Agreement and the approval of the Merger on the terms and subject to the conditions set forth therein, and in favor of each of the other actions contemplated by the Reorganization Agreement;

            (B) to be voted against any action or agreement that to the actual knowledge of Stockholder would result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Reorganization Agreement; and

            (C) to be voted against the following actions (other than the Merger and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) a sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company or a reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; or (C) (1) any change in a majority of the board of directors of the Company; (2) any amendment of the Company's Certificate of Incorporation; (3) any other material change in the present capitalization of the Company or any amendment of the Company's corporate structure; or (4) any other action which to the actual knowledge of Stockholder is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Parent of the Merger or any of the other transactions contemplated by the Reorganization Agreement or this Voting Agreement.

Stockholder shall not enter into any agreement or understanding with any Person prior to the earlier to occur of the valid termination of the Reorganization Agreement or the Effective Time to vote or give instructions in any manner inconsistent with clause "(a)," "(b)" or "(c)" of the preceding sentence.


      3.2   PROXY.   Contemporaneously   with  the   execution  of  this  Voting
Agreement: (i) Stockholder shall deliver to Parent a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "Proxy"); and (ii) except as set forth on any Schedule 3.2 hereto, Stockholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as EXHIBIT A) executed on behalf of the record owner of any outstanding shares of Company Capital Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.


SECTION 4.  WAIVER OF APPRAISAL RIGHTS

      Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other

Person  may  have  by virtue of the ownership  of  any  outstanding   shares  of
Company  Capital  Stock  Owned  by Stockholder.

SECTION 5.  NO SOLICITATION

      Stockholder agrees in his or her capacity as such that, during the period from the date of this Voting Agreement through the Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall ensure that his Representatives (as defined in the Reorganization Agreement) do not, directly or indirectly: (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined in the Reorganization Agreement) or take any action that could reasonably be expected to lead to an Acquisition Proposal; (ii) furnish any information regarding the Company or any direct or indirect subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or potential Acquisition Proposal; or
(iii) engage in discussions with any Person with respect to any Acquisition Proposal. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that his Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.


SECTION 6.  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

      Stockholder hereby represents and warrants to Parent as follows:

      6.1 AUTHORIZATION, ETC. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform his obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

      6.2   NO  CONFLICTS OR CONSENTS

            (A) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which he or any of his properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

            (B) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

      6.3 TITLE TO SECURITIES. As of the date of this Voting Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions other than pursuant to standard margin agreements between Stockholder and any broker-dealer) the number of outstanding shares of Company Capital Stock set forth under the heading "Shares Held of Record" on the signature page hereof;
(b) Stockholder holds (free and clear of any encumbrances or restrictions other than pursuant to standard margin agreements between Stockholder and any broker-dealer) the options, warrants and other rights to acquire shares of Company Capital Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

      6.4 ACCURACY OF REPRESENTATIONS. The representations and warranties contained in this Voting Agreement are accurate in all respects as of the date of this Voting Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.


SECTION 7.  ADDITIONAL COVENANTS OF STOCKHOLDER

      7.1 FURTHER ASSURANCES. From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and take such further actions, as Parent may request for the purpose of carrying out and furthering the intent of this Voting Agreement.

      7.2 LEGEND. Immediately after the execution of this Voting Agreement (and from time to time upon the acquisition by Stockholder of Ownership of any shares of Company Capital Stock prior to the Expiration Date), Stockholder shall use commercially reasonable efforts to ensure that each certificate evidencing any outstanding shares of Company Capital Stock or other securities of the Company Owned by Stockholder bears a legend in the following form:

      THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE VOTING AGREEMENT DATED AS OF SEPTEMBER 7, 2000, BETWEEN THE

      HOLDER AND EXELIXIS, INC. AS IT MAY BE AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

SECTION 8.  MISCELLANEOUS

      8.1   SURVIVAL  OF   REPRESENTATIONS,   WARRANTIES  AND  AGREEMENTS.   All
representations, warranties, covenants and agreements made by Stockholder in this Voting Agreement shall survive (i) the consummation of the Merger, (ii) any termination of the Reorganization Agreement and (iii) the Expiration Date, except that Stockholder shall not be required to vote shares of Company Capital Stock pursuant to Section 3.1 hereof from and after the Expiration Date.

      8.2 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Voting Agreement shall be paid by the party incurring such costs and expenses.

      8.3 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

        if to Stockholder:

                  at the address set forth below Stockholder's signature on the signature page hereof


       if to Parent or Merger Sub:    EXELIXIS, INC.
                                      170 Harbor Way
                                      South San Francisco, CA 94083
                                      Attn: Chief Financial Officer
                                      Facsimile: (650) 837-8300

                                      ATHENS ACQUISITION CORP.
                                      c/o Exelixis, Inc.
                                      170 Harbor Way
                                      South San Francisco, CA 94083
                                      Attn: Chief Financial Officer
                                      Facsimile: (650) 837-8300

                                      IN EACH CASE WITH A COPY TO:

                                      Cooley Godward LLP

                                      Five Palo Alto Square
                                      3000 El Camino Real
                                      Palo Alto, CA 94306
                                      Attn:  Robert  L.  Jones  and  Suzanne
                                             Sawochka Hooper
                                      Facsimile: (650) 849-7400


      8.4 SEVERABILITY. If any provision of this Voting Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Voting Agreement. Each provision of this Voting Agreement is separable from every other provision of this Voting Agreement, and each part of each provision of this Voting Agreement is separable from every other part of such provision.

      8.5 ENTIRE AGREEMENT. This Voting Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Voting Agreement shall be binding upon either party unless made in writing and signed by both parties.

      8.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Voting Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Voting Agreement shall be binding upon Stockholder and his heirs, estate, executors, personal representatives, successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Voting Agreement, this Voting Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Voting Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

      8.7 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Voting Agreement or the Proxy was not performed in accordance with its specific terms or was otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Voting Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.7, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

      8.8 NON-EXCLUSIVITY. The rights and remedies of Parent under this Voting Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Voting Agreement, and the obligations and liabilities of Stockholder under this Voting Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Voting Agreement shall limit any of Stockholder's obligations, or the rights or remedies of Parent, under any Affiliate Agreement between Parent and Stockholder; and nothing in any such Affiliate Agreement shall limit any of Stockholder's obligations, or any of the rights or remedies of Parent, under this Voting Agreement.

      8.9   GOVERNING LAW; VENUE.

            (A) This Voting Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

            (B) Any legal action or other legal proceeding relating to this Voting Agreement or the Proxy or the enforcement of any provision of this Voting Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of California. Stockholder:

            (i)   expressly  and   irrevocably   consents  and  submits  to  the
      jurisdiction of each state and federal court located in the State of California (and each appellate court located in the State of California), in connection with any such legal proceeding;

            (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him at the address set forth in Section 8.3 shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

            (iii)agrees that each state  and federal  court located in the State of California shall be deemed to be a convenient forum; and

            (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of California, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Voting Agreement or the subject matter of this Voting Agreement may not be enforced in or by such court.

Nothing contained in this Section 8.9 shall be deemed to limit or otherwise affect the right of Parent to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.

            (C) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS VOTING AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS VOTING AGREEMENT OR THE PROXY.

      8.10 COUNTERPARTS. This Voting Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

      8.11 CAPTIONS. The captions contained in this Voting Agreement are for convenience of reference only, shall not be deemed to be a part of this Voting Agreement and shall not be referred to in connection with the construction or interpretation of this Voting Agreement.

      8.12 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Voting Agreement or the enforcement of any provision of this Voting Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      8.13 WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Voting Agreement, or any power, right, privilege or remedy of Parent under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      8.14  CONSTRUCTION.

            (A) For purposes of this Voting Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (B) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Voting Agreement.

            (C) As used in this Voting Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (D) Except as otherwise indicated, all references in this Voting Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Voting Agreement and Exhibits to this Voting Agreement.

      IN WITNESS WHEREOF, Parent and Stockholder have caused this Voting Agreement to be executed as of the date first written above.


                                          EXELIXIS, INC.

                                          By:
                                             ---------------------------------

                                          Name:  George A. Scangos

                                          Title:  President and Chief Executive
                                                  Officer





                                          STOCKHOLDER

                                             ---------------------------------
                                                      (SIGNATURE)

                                             ---------------------------------
                                                      (PRINT NAME)


                                          Address:
                                                  ----------------------------
                                                  ----------------------------
                                                  ----------------------------


                                          Facsimile:
                                                    --------------------------



SHARES HELD                OPTIONS AND                ADDITIONAL SECURITIES
OF RECORD                  OTHER RIGHTS               BENEFICIALLY OWNED
-----------                ------------               ---------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

      The undersigned stockholder of AGRITOPE, INC., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes GEORGE SCANGOS, PH.D., GLEN Y. SATO and EXELIXIS, INC., a Delaware corporation ("Parent"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of capital stock of the Company owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy and
(ii) any and all other shares of capital stock of the Company which the undersigned may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "Shares.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

      This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the undersigned (the "Voting Agreement"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Athens Acquisition Corp. and the Company (the "Reorganization Agreement").

      The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Reorganization Agreement or the effective time of the merger contemplated thereby (the "Merger") at any meeting of the stockholders of the Company, however called, or in connection with any solicitation of written consents from stockholders of the Company:

             (I) in favor of the approval and adoption of the Reorganization Agreement and the approval of the Merger on the terms and conditions set forth therein, and in favor of each of the other actions contemplated by the Reorganization Agreement;

             (II) against any action or agreement that to the actual knowledge of Stockholder would result in a material breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Reorganization Agreement; and

             (III) against the following actions (other than the Merger and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any subsidiary of the Company; (B) a sale, lease or transfer of a material amount of assets of the Company or any subsidiary of the Company or a reorganization, recapitalization, dissolution or liquidation of the Company or any subsidiary of the Company; or (C) (1) any change in a majority of the board of directors of the Company; (2) any amendment of the Company's Certificate of Incorporation; (3) any other material change in the present capitalization of the Company or any amendment of the Company's corporate structure; or (4) any other action which to the actual knowledge of Stockholder is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the contemplated economic benefits to Parent of the Merger or any of the other transactions contemplated by the Reorganization Agreement or the Voting Agreement.

      The undersigned may vote the Shares on all other matters.

      This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

      If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then
(a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

      This proxy shall terminate upon the earlier of the valid termination of the Reorganization Agreement or the effective time of the Merger.

Dated:  September 7, 2000.
                                   STOCKHOLDER

                                   -----------------------------------------
                                                 (SIGNATURE)

                                   -----------------------------------------
                                                 (PRINT NAME)


                                   NUMBER OF SHARES OF  CAPITAL  STOCK OF
                                   THE COMPANY  OWNED OF RECORD AS OF THE
                                   DATE OF THIS PROXY:


                                   ------------------------------------------